                            UNSECURED LINE OF CREDIT
                                 LOAN AGREEMENT


                  THIS AGREEMENT, made as of this 30th day of June, 1999, by and between JEFFREY P. ORLEANS ("Lender"), an individual and ORLEANS HOMEBUILDERS, INC. and subsidiaries each having an office at One Greenwood Square, 3333 State Road, Bensalem, Pennsylvania 19010.

                                   BACKGROUND

                  Borrower is in the business of owning, developing, improving and selling residential real estate. Borrower desires to establish a line of credit with Lender to provide Borrower working capital to fund equity required in connection with the acquisition of such residential real estate projects and to make capital improvements thereto. Lender has agreed to extend such credit facility to Borrower, subject to the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE 1
                   DEFINITIONS, CERTAIN RULES OF CONSTRUCTION

                  1.1. Defined Terms. Each of the terms listed below shall have the meaning herein ascribed to it for the purposes hereof and for each of the Loan Documents:

                  "Advance" means the cash which Lender advances to Borrower under the Line of Credit, all subject to and in accordance with the provisions of Article 2 hereof.

                  "Affiliate" means and refers to, as applied to any Person, any other Person directly or indirectly controlling, or through one or more Persons is controlled by, or in common control with, that Person. "Control" (including with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and/or policies of that Person through the ownership of voting securities or equity interests.

                  "Agreement" means this Unsecured Line of Credit Loan Agreement, and any schedules, exhibits, riders, extensions, supplements, amendments, or modifications to this Unsecured Line of Credit Loan Agreement.

                  "Bankruptcy Code" means Title 11 of the United States Code as now or hereafter in effect, or any successor statute.

                  "Borrower" means Orleans Homebuilders, Inc., and subsidiaries.

                  "Business Day" means any day other than a Saturday, a Sunday, or any day designated by Lender as a "holiday".

                  "Calendar Quarter" means the three (3) month period ending on the last day of each March, June, September and December of each year.

                  "Cash Equivalents" means (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof, (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc.,
(iii) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc.,
(iv) certificates of deposit, demand accounts, savings accounts, money market accounts or bankers' acceptances maturing within one year from the date of acquisition thereof issued by any Lender or commercial banks organized under the laws of the United States of America or any state thereof or the District of Columbia, each having combined capital and surplus of not less than $100,000,000, (v) shares of money market mutual funds registered with the Securities Exchange Commission and being a constant value of $1.00 per share and
(vi) repurchase agreements and reverse repurchase agreements with securities dealers of recognized national standing relating to any of the obligations referred to in the foregoing clause (i), provided that the terms of such agreement comply with the guidelines set forth in the Federal Financial Institutions Examination Council Supervisory Policy -- Repurchase Agreements of Depository Institutions with Securities Dealers and Others as adopted by the Comptroller of the Currency on October 31, 1985 (the "Supervisory Policy"), and further provided that possession or control of the underlying securities is established as provided in the Supervisory Policy.

                  "Dollars" and the symbol "$" mean the lawful money of the United States of America.

                  "Event of Default" means each of the events set forth in
Section 7.1 hereof.

                  "Funding Date" means the Business Day on which a Loan is made.

                  "Indebtedness" means all amounts due from Borrower to Lender pursuant to Article 2 and otherwise arising out of or in connection with this Agreement or any other Loan Document.

                  "Lender" means Jeffrey P. Orleans, an individual.

                  "Lender's Costs" means all reasonable, out-of-pocket costs and expenses of any kind paid or incurred by Lender to third parties in connection with the preparation, execution, delivery, amendment, modification, or termination of this Agreement or any other Loan Document, any amendments thereto, any transaction contemplated herein or any existing or future related agreements and the preservation, enforcement, defense and protection of Lender's rights, remedies, obligations and liabilities in any manner concerning this Agreement or any other Loan Document, or any transaction contemplated herein, including, but not limited to: (a) reasonable attorneys' fees and other expenses paid or incurred by Lender in enforcing, obtaining legal advice in preparing, reviewing, consummating, amending, restructuring, extending, terminating, defending, or preserving or protecting Lender's rights, remedies, obligations or liabilities in any manner concerning, this Agreement, any other Loan Document or any amendments thereto, or any transaction contemplated herein or any existing or future related agreements; and (b) wire transfer charges in such amounts as Lender may from time to time establish for such service.

                                      (2)

                  "Line of Credit" means the facility under which Advances may be borrowed, repaid and reborrowed in the maximum amount of $4,000,000, all as more fully described in Article 2 hereof.

                  "Loan Documents" means this Agreement, the Note and every other document delivered pursuant to this Agreement.

                  "Loans" means all Advances made by Lender to or for the benefit of Borrower under this Agreement.

                  "Note" means the promissory note of Borrower in favor of Lender to evidence Borrower's repayment obligations under this Agreement.

                  "Notice of Borrowing" means a notice substantially in the form of Exhibit 2.2.1 attached hereto and made a part hereof.

                  "Payment Date" means June 30, 2002.

                  "Person" means an individual, corporation, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

                  "Rules" means any law, regulation, or rule of practice whether or not having the force of law by which Lender is bound or to which it adheres.

                  "Termination Date" means June 30, 2002, or such extension of the Termination Date that may be agreed to in writing by Lender.

                  "Unmatured Event of Default" means and refers to any event, act or occurrence which with the passage of time or giving of notice or both becomes an Event of Default.

                  1.2. Construction of Definitions. All terms defined herein shall be construed to include the plural or the singular, and references to persons in the masculine or neuter gender shall refer to all persons or entities, as the context requires.

                  1.3. Business Day. Whenever any payment or other obligation hereunder, whether under the Note or under another Loan Document, is due on a day other than a Business Day, such shall be paid or performed on the Business Day next following the prescribed due date, except as otherwise specifically provided for herein to the contrary, and such extension of time shall be included in the computation of interest and charges. Any reference made herein or in any other Loan Document to an hour of day shall refer to the then prevailing Philadelphia, Pennsylvania time, unless specifically provided herein to the contrary.

                                      (3)

                  1.4. Lender's Costs. Borrower shall, upon the written request of Lender, pay Lender the amount of all unpaid Lender's Costs within fifteen
(15) days after such notice. Until paid, all past due and owing interest payments, fees and all past due Lender Cost's shall be deemed to be part of the principal balance of the Loan, bear interest at LIBOR Market Index Rate plus the Applicable Spread, as herein after defined.

                  1.5. Other Terms. The words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole, including the exhibits hereto, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement. Any reference to an "Article", a "Section", or an "Exhibit" shall refer to the relevant Article of, Section of, or Exhibit to this Agreement, unless otherwise specifically indicated.

                                    ARTICLE 2
                                    THE LOANS

                  2.1. Line of Credit.

                       2.1.1. Extension of Line of Credit. Provided that (i) no Event of Default and (ii) no Unmatured Event of Default related to the payment of money has occurred and is continuing, and subject to the terms and conditions set forth herein, commencing on the date hereof and expiring on the Termination Date, Lender shall extend to Borrower the Line of Credit pursuant to which Lender shall make Advances to or for the account of Borrower up to an aggregate of $4,000,000, which Borrower may from time to time, borrow, repay and reborrow. No Advance shall be made after the Termination Date. Lender may, at its option and upon Lender's review of the Financial Statements of Borrower, extend the Termination Date by giving written notice to Borrower, for a period of one (1) year beyond the then current Termination Date.

                       2.1.2. Payment of Principal. The entire outstanding principal balance of the Line of Credit shall be paid in full on the Payment Date. In the event the principal amount of all outstanding Advances at any time exceeds $4,000,000 in the aggregate, Borrower shall immediately pay such excess to Lender, without demand or notice.

                       2.1.3. Payment of Interest. Interest on the Line of Credit shall be payable monthly, subject to Section 2.2.8 hereof, in arrears on the first Business Day of each month, with the first payment to be made on the first Business Day of the month next following the date hereof, and continuing thereafter on the first Business Day of each month.

                       2.1.4. Line of Credit Interest Rate. Advances shall bear interest on the unpaid principal balance thereof from the Funding Date to maturity (whether by acceleration or otherwise) at the sum of LIBOR Market Index Rate (as defined below) during each Interest Period (as defined below) plus the Applicable Spread (as defined below).

                                      (4)

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                            2.1.4.1. "Applicable Spread" means two percent (4%)
per annum (that is, 400 "basis points").

                            2.1.4.2. "Business Day" means any week day except
those on which (A) commercial banks in Philadelphia are authorized by law to close or (B) quotations for LIBOR are not available to Payee.

                            2.1.4.3. "Interest Period" means a period of one (1)
month, the first of which commences on the Effective Date (as defined below) and subsequent ones of which commence upon the expiration of the immediately preceding Interest Period, except that the final Interest Period shall end on the Payment Date (as defined below) and may, accordingly, be of less than one
(1) month's duration. In the event that an Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next following Business Day.

                            2.1.4.4. "LIBOR Market Index Rate" means, for any
day, the rate of one (1) month U.S. dollar deposits as reported on Telerate page 3750 as of 11:00 a.m., London time, on such day, or if such day is not a London business day, then the immediately preceding London business day (or if not so reported, then as determined by Payee from another recognized source or interbank quotation).

                       2.1.5. Note. To evidence Borrower's obligations under this Agreement to repay all Loans, Borrower shall execute and deliver to Lender upon the execution of this Agreement, a Note in the form attached hereto as
Exhibit 2.1.5.

                  2.2. General Provisions.

                       2.2.1. Notice of Borrowing. Whenever Borrower desires to borrow a Loan under this Agreement, Borrower shall deliver to Lender a properly completed and executed Notice of Borrowing, in the form attached hereto as
Schedule 2.2.1, no later than 11:00 a.m. on the proposed Funding Date. The Notice of Borrowing shall specify (i) the proposed Funding Date (which shall be a Business Day), (ii) the amount of the proposed Loan, (iii) the purpose for which such Loan is requested, and (iv) the account of a Borrower into which the proceeds of such Loan are to be deposited. A Notice of Borrowing may be delivered by facsimile transmission to such telephone number as Lender may from time to time specify, followed by delivery by first class U.S. Postal Service mail or other means of delivery authorized by Section 8.4 hereof.

                       2.2.2. Funding for Loans. Provided that there then exists no Event of Default or Unmatured Event of Default and the Funding Date is not later than the Termination Date, Lender shall cause Loans to be made available to Borrower on the Funding Dates pertaining thereto by depositing the amount thereof in the designated account of Borrower.

                       2.2.3. Post-Maturity Interest. Any principal payments on the Loans not paid when due and, to the extent permitted by applicable law, any interest payment on the Loans not paid when due, and any other amount due to Lender under this Agreement or any other Loan Document not paid when due, in any case whether at stated maturity, by acceleration or otherwise, shall thereafter bear interest payable upon demand at a rate which is 2.0% per annum in excess of the rate of interest otherwise payable with respect to such Loan.

                                      (5)

                       2.2.4. Prepayment. Borrower may prepay all or any portion of the Loans at any time, and from time to time, without penalty or premium.

                       2.2.5. Manner and Time of Payment. All payments of principal, interest and fees hereunder and under the Note shall be made by Borrower without notice, set off or counterclaim and in immediately available same day funds and delivered to Lender not later than 2:00 p.m. on the date due at Lender's office. Funds received by Lender after that time shall be deemed to have been paid by the Borrower on the next succeeding Business Day.

                            2.2.5.1. If (i) Borrower shall fail to pay any sum
within ten (10) days after the same becomes due, provided that no such grace period shall be available to Borrower if the amount outstanding under the Line of Credit is not paid in full on the Payment Date, or (ii) Borrower shall be in default hereunder in any other manner than through the non-payment of money and such other manner of default continues for twenty (20) days following written notice thereof from Lender (but if such other manner of default is susceptible of being cured but cannot reasonably be cured within twenty (20) days, Lender shall not exercise any rights hereunder by reason of such default if Borrower shall, within twenty (20) days after the aforesaid notice, commence to cure such default and thereafter diligently pursue such cure to completion) or (iii) any certification, warranty or representation made or hereafter made by Borrower to Lender should prove to be materially false when made, or (iv) there exists any "Event of Default" as defined in any of the Loan Documents , then the entire unpaid principal balance of the Line Advance, together with interest accrued thereon and with all other sums due or owed by Borrower hereunder or under the terms of the Loan Documents shall at the option of Lender and without notice to Borrower become due and payable immediately with interest (after such default and acceleration and until Borrower's indebtedness to Lender is paid in full, including the period following entry of any judgment) at a rate which is 4% per annum in excess of the rate hereinabove specified, together with reasonable attorney's fees for collection, but in any event not less than $5,000, and the cost of any title search incurred by Lender in connection with such proceedings; and payment of the same may be enforced and recovered by the entry of judgment on the Note and the issuance of execution thereon.

                            2.2.5.2. Delivery of notice of default under the
Note or the Loan Documents shall constitute sufficient notice of such default under all of the Loan Documents, it being intended that the notice and grace periods required by the Note and all Loan Documents shall run concurrently and not successively. Time shall be deemed of the essence under the Loan Documents.

                       2.2.6. Lender's Records Conclusive. Lender's records of all Loans and repayments of Loans shall be conclusive in the absence of manifest error.

                       2.2.7. Purpose. Borrower may request Loans to provide Borrower with funds to acquire or invest in residential real property and to pay for capital improvements to any such real property owned by Borrower or any such Affiliate.

                                      (6)

                       2.2.8. Conditional Payment. Borrower agrees that checks and other instruments received by Lender in payment or on account of the Indebtedness constitute only conditional payment until such items are actually paid to Lender.

                                    ARTICLE 3
                              CONDITIONS PRECEDENT

                  The performance by Lender of any of its obligations hereunder is subject to the following conditions precedent:

                  3.1. Initial Closing. Borrower shall deliver or cause to be delivered to Lender on the date of this Agreement (except as otherwise indicated herein), in form and substance satisfactory to Lender and its counsel, in addition to this Agreement, the following documents and instruments:

                       3.1.1. The Note executed by Borrower;

                       3.1.2. A Notice of Borrowing with respect to any Loan, the funding of which is requested as of the date hereof;

                       3.1.3. An opinion of Borrower's counsel, in form acceptable to Lender;

                       3.1.4. Such additional documents or instruments as may be required by this Agreement.

                  3.2. All Loan Fundings. On or before each Funding Date:

                       3.2.1. Lender shall have received a Notice of Borrowing as required by Section 2.2.1;

                       3.2.2. The representations and warranties set forth in
Article 5 hereof shall be true and correct on and as of such date, with the same effect as though made on and as of such date, except to the extent such representations and warranties relate to an earlier date; and

                            3.2.2.1. No Event of Default or Unmatured Event of
Default shall have occurred and be continuing.

                  Each Loan shall be deemed to constitute a representation and warranty by Borrower on the respective Funding Date as to the matters specified in Sections 4.1 and 4.2 hereof.

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES.

                  4.1. Borrower represents and warrants to Lender as follows:

                       4.1.1. Good Standing. Borrower is a corporation domiciled in the Commonwealth of Pennsylvania; has the power and authority to own and operate its properties and to carry on its business where and as contemplated; and is in good standing in every jurisdiction where the nature of Borrower's business requires such qualification.

                                      (7)

                       4.1.2. Power and Authority.

                              The making, execution, issuance and performance by
the Borrower of this Agreement and the Note have been duly authorized by all necessary corporate action and will not violate any provision of law or regulation or of the organization agreement of Borrower; will not violate any agreement, trust or other indenture or instrument to which Borrower is a party or by which Borrower or any of its property is bound, so that this Agreement, the Note and the other Loan Documents when executed and delivered by Borrower will be valid and binding obligations of Borrower, enforceable in accordance with their respective terms.

                       4.1.3. No Litigation. There are no suits or proceedings pending, or, to the knowledge of Borrower, threatened against or affecting Borrower and Borrower is not in default in the performance of any agreement to which Borrower may be a party or by which Borrower is bound, or with respect to any order, writ, injunction, or any decree of any court, or any federal, state, municipal or other government agency or instrumentality, domestic or foreign, which could have a materially adverse effect on Borrower.

                       4.1.4. Compliance with Regulations T, U and X. Borrower is not engaged principally, or as one of Borrower's important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meanings of Regulations T, U and X of the Board of Governors of the Federal Reserve System).

                       4.1.5. Other Contractual Obligations. This Agreement does not, and the performance by Borrower of its obligations and covenants under this Agreement will not, violate any other contractual obligation of Borrower.

                  4.2. Accuracy of Representations; No Default. The information set forth herein and the other Loan Documents and each document delivered to Lender in connection herewith is complete and accurate and contains full and true disclosure of pertinent financial and other information in connection with the Loan. None of the foregoing contains any untrue statement of a material fact or omits to state a material fact necessary to make the information contained herein or therein not misleading or incomplete. No Event of Default hereunder, under the Note or under any other Loan Document, has occurred.

                                    ARTICLE 5
                              AFFIRMATIVE COVENANTS

                  5.1. Borrower's Covenants. As long as any portion of the Indebtedness remains outstanding and unpaid or Lender has any obligation to extend Loans hereunder, Borrower covenants and agrees that, in the absence of prior written consent of Lender, Borrower will:

                       5.1.1. Maintain all necessary foreign qualifications in good standing; continue to comply with all applicable statutes, rules and regulations with respect to the conduct of Borrower's business.

                                      (8)

                       5.1.2. Promptly defend, or cause to be defended, all actions, proceedings or claims which would have a materially adverse effect on Borrower and promptly notify Lender of the institution of, or any change in, any such action, proceeding or claim (other than claims covered by insurance in the ordinary course of business) in the aggregate, or would have a materially adverse effect on the financial condition of Borrower if adversely determined;

                  5.2. Indemnification. Borrower hereby indemnifies and agrees to protect, defend, and hold harmless Lender from and against any and all losses, damages, expenses or liabilities of any kind or nature and from any suits, claims, or demands, including all reasonable counsel fees incurred in investigating, evaluating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with this Agreement, the other Loan Documents and any transaction contemplated herein or therein including, but not limited to, claims based upon any act or failure to act by Lender in connection with this Agreement, the other Loan Documents and any transaction contemplated herein or therein, but excluding claims arising from Lender's gross negligence or willful misconduct or from any breach or violation (or alleged breach or violation) by Lender of any agreement between Lender and any third party or of any applicable rule or regulation promulgated by any regulatory authority having jurisdiction over Lender. If Borrower shall have knowledge of any claim or liability hereby indemnified against, it shall promptly give written notice thereof to Lender. THIS COVENANT SHALL SURVIVE PAYMENT OF THE INDEBTEDNESS.

                       5.2.1. Lender shall promptly give Borrower written notice of all suits or actions instituted against Lender with respect to which Borrower has indemnified Lender, and Borrower shall timely proceed to defend any such suit or action. Lender shall also have the right, at the expense of Borrower, to participate in or, at Lender's election, assume the defense or prosecution of such suit, action, or proceeding, and in the latter event Borrower may employ counsel and participate therein. Lender shall have the right to adjust, settle, or compromise any claim, suit, or judgment after notice to Borrower, unless Borrower desires to litigate such claim, defend such suit, or appeal such judgment and simultaneously therewith deposits with Lender additional collateral security sufficient to pay any judgment rendered, with interest, costs, reasonable legal fees and expenses; and the right of Lender to indemnification under this Agreement shall extend to any money paid by Lender in settlement or compromise of any such claims, suits, and judgments in good faith, after notice to Borrower.

                       5.2.2. If any suit, action, or other proceeding is brought by Lender against Borrower for breach of Borrower's covenant of indemnity herein contained, separate suits may be brought as causes of action accrue, without prejudice or bar to the bringing of subsequent suits on any other cause or causes of action, whether theretofore or thereafter accruing.

                                    ARTICLE 7
                                     DEFAULT

                  7.1. Events of Default. The occurrence of any one or more of the following events, conditions or states of affairs, shall constitute an "Event of Default" hereunder and under the Note, provided however, that nothing contained in this Article shall be deemed to enlarge or extend any grace period provided for in the Note:

                                      (9)

                       7.1.1. Failure by Borrower to pay the Indebtedness or any portion thereof within ten (10) days after written notice that the same is due (except that the foregoing grace period shall not be applicable if Borrower fails to pay the Indebtedness in full on the Payment Date);

                       7.1.2. Failure by Borrower to observe or perform any agreement, condition, undertaking or covenant in this Agreement or in any other agreement by and between a Borrower and Lender, including, without limitation thereto, any note or guaranty heretofore or hereafter executed by a Borrower in favor of Lender and arising out of a transaction other than the one contemplated by this Agreement, which failure, if it does not consist of the failure to pay money to Lender and is susceptible to being cured, is not cured within twenty
(20) days after written notice from Lender (but if such failure cannot reasonably be cured within such twenty (20) day period, such shall not be an Event of Default if Borrower has commenced such cure within such twenty (20) day period and thereafter diligently pursues such cure to its completion);

                       7.1.3. Borrower shall become insolvent or unable to pay its debts as they mature, or file a voluntary petition or proceeding seeking liquidation, reorganization or other relief with respect to itself under any provision of the Bankruptcy Code or any state bankruptcy or insolvency statute, or make an assignment or any other transfer of assets for the benefit of its creditors, or apply for or consent to the appointment of a receiver for its assets, or suffer the filing against its property of any attachment or garnishment or take any action to authorize any of the foregoing; or an involuntary case or other proceeding shall be commenced against Borrower seeking liquidation, reorganization or other relief with respect to its debts under the Bankruptcy Code or any other bankruptcy, insolvency or similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days (it being understood that no delay period applies with respect to any default arising under this Section by reason of the filing of a voluntary petition by Borrower under the Bankruptcy Code or any state bankruptcy or insolvency statute or the making of an assignment or other transfer of assets for the benefit of Borrower's creditors or by reason of Borrower applying for or consenting to the appointment of a receiver for Borrower's assets); or an order for relief shall be entered against Borrower under any provision of the Bankruptcy Code or any state bankruptcy or insolvency statute as now or hereafter in effect;

                       7.1.4. There occurs any "Event of Default" as defined in the Note;

                  then, and in every such event, the Lender may, at its election, (i) by notice to Borrower terminate this Agreement, and it shall thereupon terminate, and (ii) without notice to Borrower, declare the Note (together with accrued interest thereupon) to be, and the Note shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower.

                  7.2. Remedies on Default. Upon the occurrence and continuation of any Event of Default, Lender may at its election forthwith declare all Indebtedness to be immediately due and payable, without protest, demand or other notice (which are hereby expressly waived by Borrower and, in addition to the rights specifically granted hereunder or now or hereafter existing in equity, at law, by virtue of statute or otherwise (each of which rights may be exercised at any time and from time to time), Lender may exercise the rights and remedies available to Lenders at law or in equity or under this Agreement, the Note, and any of the other Loan Documents or any other agreement by and between Borrower and Lender in accordance with the respective provisions thereof.

                                      (10)

                  7.3. Singular or Multiple Exercise; Non-Waiver. The remedies provided herein, in and in the other Loan Documents or otherwise available to Lender at law or in equity and any warrants of attorney therein contained, shall be cumulative and concurrent, and may be pursued singly, successively or together at the sole discretion of Lender, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same.

                                    ARTICLE 8
                                  MISCELLANEOUS

                  8.1. Integration. This Agreement, the Note and the other Loan Documents shall be construed as one agreement, and in the event of any inconsistency, the provisions of the Note shall control over the provision of this Agreement, and the provisions of this Agreement shall control over the provisions of any other Loan Document. This Agreement, the Note and the other Loan Documents contain all the agreements of the parties hereto with respect to the subject matter of each thereof and supersede all prior or contemporaneous discussions and agreements with respect to such subject matter.

                  8.2. Modification. Modifications or amendments of or to the provisions of this Agreement, the Note or any other Loan Document shall be effective only if set forth in a written instrument signed by Lender and Borrower or by Lender and the appropriate Guarantor, as appropriate.

                  8.3. Amendments and Waivers. Any provision of this Agreement or the Note may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by Borrower and Lender.

                  8.4. Notices. Except as hereinelsewhere specifically allowed with respect to a Notice of Borrowing, any notice or other communication by one party hereto to the other shall be in writing and shall be deemed to have been validly given upon receipt if by overnight delivery service or by telecopier, or two days after mailing if mailed, registered or certified mail, postage prepaid, return receipt requested, addressed as follows:


                           If to Lender:

                                    Mr. Jeffrey P. Orleans
                                    One Greenwood Square
                                    3333 State Road
                                    Bensalem, PA 19020
                                    Telecopier: (215) 633-2352

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


                           If to Borrower:

                                    Lawrence J. Dugan, Esquire
                                    3333 State Road
                                    One Greenwood Square
                                    Bensalem, PA  19020
                                    Telecopier (215) 633-2352

or to such other address or telephone number as Borrower or Lender may specify by written notice as aforesaid.

                  8.5. Survival. The terms of this Agreement and all agreements, representations, warranties and covenants made by Borrower in any other Loan Document shall survive the issuance and payment of the Note and shall continue as long as any portion of the Indebtedness shall remain outstanding and unpaid; provided, however, that the covenants set forth in Sections 5.2, 8.7 and 8.8 hereof and all other covenants of Borrower to indemnify Lender shall survive the payment of the Indebtedness. Borrower hereby acknowledges that Lender has relied, and will rely, upon the foregoing in making the Loans.

                  8.6. Successors and Assigns; Governing Law. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto; provided, however that Borrower shall not assign this Agreement, or any rights or duties arising hereunder, without the express prior written consent of Lender and that, subject to the right to enter into participation arrangements under Section 8.9 hereof, Lender may not assign its rights or duties arising hereunder without the express prior written consent of Borrower. This Agreement shall be construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania for contracts made and to be performed in Pennsylvania.

                  8.7. Jurisdiction. IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE RELATIONSHIP EVIDENCED HEREBY, BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN PHILADELPHIA COUNTY OR ANY CONTIGUOUS COUNTY IN THE COMMONWEALTH OF PENNSYLVANIA WHERE LENDER MAINTAINS AN OFFICE AND AGREES NOT TO RAISE ANY OBJECTION TO SUCH JURISDICTION OR TO THE LAYING OR MAINTAINING OF THE VENUE OF ANY SUCH PROCEEDING IN SUCH COUNTY. BORROWER AGREES THAT SERVICE OF PROCESS IN ANY SUCH PROCEEDING MAY BE DULY EFFECTED UPON IT BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO BORROWER.

                  8.8. Waiver of Jury Trial. BORROWER AND LENDER, AFTER CONSULTATION WITH THEIR RESPECTIVE COUNSEL, EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTIONS BROUGHT BY ANY PARTY WITH RESPECT TO THIS AGREEMENT OR THE INDEBTEDNESS.

                  8.9. Participation. Lender may, in its sole discretion, enter into a participation arrangement with respect to any Loan made or committed to be made under this Agreement and may provide all information in its possession relating to Borrower to any current or prospective participating lender.

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


                  8.10. Excess Payments. If Borrower shall pay any interest under the terms of this Agreement or the Note at a rate higher than the maximum rate allowed by applicable law, then such excess payment shall be credited as a payment of principal Loans, unless Borrower notifies Lender in writing to return the excess payment to Borrower. Notwithstanding anything to the contrary contained in this Agreement, crediting the excess payments hereunder as a payment of principal shall not trigger the application of any prepayment penalties that might otherwise apply to a prepayment of principal hereunder.

                  8.11. Partial Invalidity. If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

                  8.12. Compliance with Rules. Lender shall not be required by operation or effect of any provision of this Agreement to violate any statute or regulation under state or federal law, including all Rules.


                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]




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



                  8.13. Headings. The heading of any Article or Section contained in this Agreement is for convenience of reference only and shall not be deemed to amplify, limit, modify or give full notice of the provisions thereof.

                  IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement under seal, intending to be legally bound hereby, as of the day and year first above written.


                                       By:_____________________________
                                                JEFFREY P. ORLEANS


                                         BORROWERS:

                                         ORLEANS HOMEBUILDERS, INC., a Delaware
                                         corporation

                                         By:__________________________________
                                                  Joseph A. Santangelo,
                                                  Treasurer

                                         Attest: _____________________________
                                                  Lawrence J. Dugan,
                                                  Assistant Secretary
(Corporate Seal)

                                       ORLEANS CONSTRUCTION CORP., a
                                       Pennsylvania corporation

                                       By:__________________________________
                                                Joseph A. Santangelo,
                                                Vice President

                                       Attest: _____________________________
                                                Lawrence J. Dugan,
                                                Secretary
(Corporate Seal)

                                       ORLEANS CORPORATION, a Pennsylvania
                                       corporation

                                       By:__________________________________
                                                Joseph A. Santangelo,
                                                Treasurer

                       (Signatures continued on next page)


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
                    (Signatures continued from previous page)

                                       Attest: ________________________________
                                                  Lawrence J. Dugan
                                                  Assistant Secretary
(Corporate Seal)



                                       ORLEANS CORPORATION OF NEW JERSEY, a
                                       New Jersey corporation

                                       By:__________________________________
                                                Joseph A. Santangelo,
                                                Treasurer

                                       Attest: _____________________________
                                                Lawrence J. Dugan,
                                                Assistant Secretary
(Corporate Seal)




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